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                                                                   Exhibit 10.40

                   FIFTH AMENDMENT TO OFFICE BUILDING LEASE

THIS FOURTH AMENDMENT TO OFFICE BUILDING LEASE ("Amendment") is made and entered into by and between LIBERTY REAL ESTATE COMPANY ("Lessor") and DATA CRITICAL ("Lessee") for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                                  WITNESSETH

     WHEREAS, Liberty Bank and Trust Co. of OKC, N.A. ("Original Lessor"), as predecessor in interest to Lessor, and Lessee entered into that certain Office Building Lease ("Lease"), dated January 1, 1995, providing for the rental by Lessee of certain premises ("Premises") containing approximately 1,706 rentable square feet, located on the twenty-second (22nd) floor, of the building generally known as Bank One Center, located at 100 North Broadway, Oklahoma City, Oklahoma, Suite 2200 ("Original Space"); and

     WHEREAS, Original Lessor and Lessee entered into a certain First Lease Amendment ("First Amendment"), dated January 9, 1995, providing, inter alia, for the expansion of the Premises by 1,202 rentable square feet (the "First Expansion Space"); and

     WHEREAS, Original Lessor and Lessee entered into a certain Second Lease Amendment ("Second Amendment"), dated October 31, 1996, providing inter alia, for the expansion of the Premises by 1,505 rentable square feet (the "Second Expansion Space") (the Original Lease, as heretofore amended by the First Amendment and the Second Amendment, shall hereinafter collectively be referred to as the "Lease"); and

     WHEREAS, Original Lessor and Lessee entered into a certain Third Lease Amendment ("Third Amendment"), dated May 1, 1998, providing, inter alia, for the expansion of the Premises by 273 rentable square feet (the "Third Expansion Space") (the Original Lease, as heretofore amended by the First Amendment, the Second Amendment and the Third Amendment, shall hereinafter collectively be referred to as the "Lease"); and

     WHEREAS, Original Lessor and Lessee entered into a certain Third Lease Amendment ("Fourth Amendment"), dated January 24, 2000 providing inter alia, for the expansion of the Premises by 984 rentable square feet (the "Fourth Expansion Space"), (the Original Lease, as heretofore amended by the First Amendment, the Second Amendment and the Third Amendment, and the Fourth Amendment shall hereinafter collectively be referred to as the "Lease") and;

     WHEREAS, Lessor and Lessee now desire to enter into a certain Fifth Lease Amendment ("Fifth Amendment") to provide for the expansion of the Premises by an additional 2,736 rentable square feet (the "Fifth Expansion Space"), so that the Premises shall now be configured as shown on Exhibit A attached hereto and incorporated herein by reference.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree to modify the Lease as follows, effective as of May 5, 2000:

     1. Premises. Effective as of the date Lessee occupies the Expansion Space ("Occupancy Date"). The Premises shall include the Expansion Space, and shall now contain approximately 8,406 rentable square feet. The location and
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        configuration of the Premises shall be as shown on the attached
        Exhibit A.

     2. Relocation. Lessee shall move on May 12th - 14th to Suite 2500 ("New Premises") as described in the attached Exhibit A.

     3. Base Rent.  The Base Rent shall be as follows:

--------------------------------------------------------------------------------
Date                                   Rent/RSF                Monthly Rent
----                                   --------                ------------

06/01/00 - 06/30/00                     $ 0.00                  $     0.00

07/01/00 - 12/31/00                     $11.00                  $ 7,705.50
--------------------------------------------------------------------------------
         YEAR 2000 REMAINING RENT                               $46,233.00
--------------------------------------------------------------------------------

     4. Base Year.  The Base Year under the Lease shall remain unchanged.

     5. As-Is.  Lessee accepts the Expansion Space in its "as-is" condition.

     6. Operating Expenses. Lessee's pro-rata share of operating expenses shall be increased from 1.11% to 1.64%.

     7. It is understood that Tenant and Landlord are working towards the renewal of the Tenant's lease at Bank One Center. Tenant agrees to the following terms for said lease renewal:

        Term:                            60 months

        Commencement Date:               January 1, 2001

        Rent Structure:                  Months 1-36        $11.00/rsf
                                         Months 37-60       $11.50/rsf

        Leasehold Improvement:           Landlord shall Provide
                                         . New carpet throughout the premises.
                                         . Paint touch-up where necessary.
                                         . Demolition of four walls to create
                                           lab area.
                                         . Construction of demising walls to
                                           define premises.
                                         . Tenant's signage for building common
                                           area and lobby.
                                         . Allowance for moving costs associated
                                           with relocation.

        Leasable area:                   See "Expansion Area" noted in Fifth
                                         Amendment.

     8. Force and Binding Effect: Governing Law: Ratification. The Lease, as amended by this Amendment, will continue in full force and effect and is hereby ratified by Lessor and Lessee . All defined and capitalized terms as set forth in the Lease shall have the same meanings when used in this Amendment unless otherwise provided herein. There are no modifications of any of the provisions of the Lease, except as expressly provided for herein. This Amendment embodies the

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        entire agreement and understanding between Lessor and Lessee as may be applicable with respect to the specific matters set forth herein, and supersedes all prior agreements and understandings, written or oral, between Lessor and Lessee related to such matters.



     AGREED AND ACCEPTED effective as of May 5, 2000.

LESSOR:                                         LESSEE:
------                                          ------

BANC ONE CORPORATION                            DATA CRITICAL

By:  /s/ Daniel L. Wilbur                       By:  /s/ Robert A. May
   ------------------------------                  -----------------------------
   Name:   Daniel L. Wilbur                        Name:   Robert A. May
         ------------------------                        -----------------------
   Title:  Authorized Signature                    Title:  VP Operations
         ------------------------                        -----------------------

Date:  6/6/00                                   Date:  5/10/2000
     ----------------------------                    ---------------------------

Attachments:
Exhibit A - Premises

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